Making care collaboration easier. Investor Presentation | 05.15.19

Overview of Spok Vince Kelly President and CEO 2

Agenda • Overview of Spok – Vince Kelly, President & CEO • Financial Highlights – Mike Wallace, CFO • Product Development – John LaLonde, CTO • Sales – Don Soucy, EVP Global Sales • Customer View – Tim Tindle, CIO • Q&A - Team • Wrap-Up • Note: Product demo locally for in person attendees 3

Safe harbor statement This presentation may include forward-looking statements that are subject to risks and uncertainties relating to Spok’s future financial and business performance. Such statements may include estimates of revenue, expenses, and income, as well as other predictive statements or plans which are dependent upon future events or conditions. These statements represent the Company’s estimates only on the date of this presentation and are not intended to give any assurance as to actual future results. Spok’s actual results could differ materially from those anticipated in these forward- looking statements. Although these statements are based upon assumptions that the Company believes to be reasonable, based upon available information, they are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, declining demand for paging products and services, continued demand for our software products and services, our ability to develop additional software solutions for our customers and manage our development as a global organization, the ability to manage operating expenses, particularly third party consulting services and research and development costs, future capital needs, competitive pricing pressures, competition from traditional paging services, other wireless communications services and other software providers, many of which are substantially larger and have much greater financial and human capital resources, changes in customer purchasing priorities or capital expenditures, government regulation of our products and services and the healthcare and health insurance industries, reliance upon third party providers for certain equipment and services, unauthorized breaches or failures in cybersecurity measures adopted by us and/or included in our products and services, the effects of changes in accounting policies or practices, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Please review the risk factors section relating to our operations and the business environment in which we compete, contained in our 2018 Form 10-K and related Company documents filed with the Securities and Exchange Commission, for a description of these risks and uncertainties. Please note that Spok assumes no obligation to update any forward-looking statements from past or present filings and conference calls.

Create beautiful software that delights our customers 5

Our history 2004 2008 2011 2014 2018 USA Mobility formed Amcom acquires USA Mobility USA Mobility and Spok introduces its from merger of Arch Telident 911 and acquires Amcom Amcom Software come cloud-native Wireless, Inc. and Commtech Wireless Software together under single platform Metrocall Holdings, Inc. identity and new, exciting brand 2007 2009 2012 2017 Merger of Amcom Amcom acquires Amcom acquires 2.0 Platform and Xtend Comms SDC Solutions CTRM from IMCO Development Technologies 6 6

A global leader in healthcare communication  Profitable and debt free  Resources to invest  Strong wireless base  Focus on software growth  Strategic investments and dividends  Highly leverageable customer base 50+ 2004 600+ #1 Years in business Public company Employees For secure communications by Black Book Market Research 7

Our value proposition Delivering clinical information to care teams when and where it matters most to improve patient outcomes. Enterprise call processing Efficient clinical workflows Care team communication Quickly help staff and patients, and directly Clinical alerting and alarm management with Provides clinician-to-clinician messaging and support patient care by launching critical flexible routing and escalation of alerts to delivers real-time information from clinical 8 codes the right person systems to everyone on the care team

The best hospitals rely on Spok All 30 hospitals on the U.S. News and World Report 2018- 19 Honor Roll are Spok customers 1,900+ Hospitals

Market focus 81% Government Large Healthcare Enterprise Other Government Large Enterprise Other 2012 61% Healthcare 2018 10

Software market share Size of market: Console Alerting Mobile $2.5 – $5.0 Billion 600+ Beds Market Size: 45% 30% 16% 124 Hospitals 200-599 Beds Market Size: 29% 14% 7% 1183 Hospitals 0-199 Beds Estimated based on US healthcare Market Size: 14% 2% 1% market data from Definitive 4952 Hospitals Healthcare in December 2018 11

Trusted by more than What sets Spok apart? 1,900 hospitals Including 100 % of Single integrated platform for all communications U.S. News & World Report Best Hospitals – Purpose-built, from the ground up, not pieced- something no other clinical together through partnerships or acquisitions communication company can claim Powerful central directory Provides a single source of truth and can be updated in real time by all roles and departments Extensive interoperability Device agnostic platform Interoperable with 300+ hospital systems, including EHRs Supports a diverse device mix, the right device for the right role 12

CC&C Strategic Options

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Vocera SmartBadge devices

Extension alarm management

mVisum alarm analytics

Wallace Wireless secure messaging

Vocera voice badges

Vocera

Lightning Bolt physician scheduling

CareWire patient engagement

Telmediq secure communications

PerfectServe intelligent message routing

PerfectServe



WordPerfect
Lotus
1·2·3
Harvard Graphics

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Epic

Cerner

Spok Care Connect

Patient-centric care team collaboration • Efficient clinical workflows • Patient relationship management spōk

Competitive feature landscape Contact center Scheduling Clinical alerting solutions system Alarm integration On call Care coordination Nurse call Clinical Web monitoring directory Critical test results Physician Paging communication Secure Patient texting communication 14

Competitor landscape Scheduling 15

Return on investment: Patient safety 20% 70% 68% Reduction in Reduction in Reduction in sepsis mortality code blue critical code rate for patients response rate launch time with MEWS 7-11 16

Return on investment: Cost savings and staff efficiency 67% 83% $1.5M Reduction in time Decrease in time Saved over 5 spent updating to notify staff of a years through on-call schedules disaster event increased staff efficiency $ 17

Financial highlights Mike Wallace Chief Financial Officer 18

2019 first quarter scorecard Grow software bookings Retain wireless Execute on Operate a profitable, and revenue subscribers and Project Catapult collaborative and revenues focused company 19

Software bookings and revenue growth $90 $81 $79 $78 $80 $74 $74 $80 $70 $61 $63 $75 $71 $70 $70 $60 $68 $48 $60 $50 $51 $40 Millions $30 $34 $20 $10 $0 2011* 2012 2013 2014** 2015 2016 2017 2018 2019E*** Software Bookings Software Revenue * The software business was acquired on March 3, 2011 ** 2014 software bookings included $6.6 million in Federal Public Safety *** Represents the midpoint of the guidance range of $75 – 85 million 20

Wireless revenue trends continue to improve $250 3,000 $200 Number of units (000) Wireless revenue 2,500 $200 $168 $150 2,000 $150 $132 $119 $110 1,500 $102 $94 Millions $100 $85 1,000 $50 500 1,668 1,515 1,376 1,256 1,173 1,111 1,049 992 $0 0 2011 2012 2013 2014 2015 2016 2017 2018 2019E* Revenue attrition from prior year 14.2% 15.8% 11.3% 11.4% 10.1% 7.9% 7.7% 6.8% Average revenue per user $8.64 $8.37 $8.20 $7.93 $7.83 $7.67 $7.51 $7.39 * Represents the midpoint of the guidance range of $81 – 89 million 21

Investment in innovation 2015 2016 2017 2018 Q1-FY19 Cost of Revenue 17.9% 17.1% 16.6% 19.1% 18.2% Research and development 5.4% 7.5% 10.9% 14.4% 14.8% R&D Spend ~3x increase as a Sales and Marketing 14.5% 13.8% 13.3% 14.5% 14.6% percentage of revenue since General and administrative 23.7% 23.9% 27.7% 29.0% 25.7% (includes severance) 2015 Technology Operations 18.0% 18.2% 18.4% 18.5% 18.4% EBITDA 20.6% 19.6% 13.0% 4.5% 8.3% G&A Spend Increased as a percentage of revenue since 2015 due to: • Revenue Decline: ~125bp increase annually due to declining revenue (Wireless) • Back Office Innovation: 2017 and 2018 (Salesforce, NetSuite, Apttus, Mavenlink, etc.) • 2016: ~90bp benefit due to write-down of the 2015 and 2016 LTIP tranches to 50% payouts 22

Balance sheet strength (Dollars in millions as of March 31, 2019) Cash, Cash Equivalents and Short-Term Investments $ 81.8 Accounts Receivable 36.7 • Cash and Short-Term Other Current Assets 10.1 Investments totaling $81.8 Other Assets 212.0 Total Assets $ 340.6 million. • Continue to operate as a debt- Current Liabilities $ 50.6 free company. Total Debt 0.0 Other Liabilities 19.5 Stockholders’ Equity 270.5 Total Liabilities and Stockholders’ Equity $ 340.6 23

Capital allocation Internal investment Acquisitions Share Repurchases/Dividend Product innovation and technology expansion Subject matter/industry expertise Opportunistic capital deployment for shareholder value Automation and efficiency initiatives Technology / Customer / Geographic expansion Share repurchase authorization – current basket ($4.7 million) Sales & marketing and back office capability/capacity Customer base expansion $110.8 million since 2008 ($15.3 million since March 2018) Continued $.125 quarterly dividend 24

Transformation 01 Technology Platform Transformation As we move from a set of predominantly legacy products, our cloud-based platform will allow us to target the strong demand for workflow solutions in the marketplace 02 Business Model Transformation With the transition to a cloud-based platform, we will migrate to a SaaS, subscription-based contract structure 03 Sales Transformation We will be transitioning to a technology and workflow-led sales process 25

New logo example Mid-Atlantic Hospital Annual Patient Volume: Solution-Enterprise Catalog Mid-size 250,000 (No Discounting) Current Revenue Model New Revenue Model License Maintenance Prof. Services Total Subscription Fees Year 1 $ 700,000 $ 126,000 $ 190,500 $1,016,500 $ 416,600 Year 2 $- $ 129,780 $- $ 129,780 $ 316,600 Year 3 $- $ 133,673 $- $ 133,673 $ 316,600 Year 4 $- $ 137,684 $ 55,000 $ 192,684 $ 316,600 Year 5 $- $ 141,814 $- $ 141,814 $ 316,600 Total $ 700,000 $ 668,951 $ 245,500 $ 1,614,451 $1,683,000 (Year 1 incl. Implementation Fee) 26

Existing customer example East Coast Hospital Annual Patient Volume: Solution-Enterprise Catalog Mid-size 300,000 Current Revenue Model New Revenue Model Maintenance Prof. Services Total Subscription Fees Year 1 $ 87,897 $ 60,000 $ 147,897 $150,304 Year 2 $ 92,292 $ ---------- $ 92,292 $150,304 Year 3 $ 96,906 $ 60,000 $ 156,906 $150,304 Year 4 $ 101,752 $ ---------- $ 101,752 $150,304 Year 5 $ 106,839 $ 118,000 $ 224,839 $150,304 Total $ 485,686 $ 238,000 $ 723,686 $751,519 27

Maintaining 2019 financial guidance From To Revenues Wireless $81 $89 Software $75 $85 $156 $174 Operating expenses (a) $155 $165 Capital expenses $3 $7 (a) Operating expenses exclude depreciation, amortization and accretion 28

Product development John LaLonde Chief Technology Officer 29

Our Future - Built for the cloud The first-of-its-kind cloud-native enterprise communication platform was built as a powerful system of action with deep EHR interoperability. The real-time cloud-based solution will give hospitals the most in security, agility, and breadth and depth of services. 30

Strategic partnership 31

Care team collaboration Spok Care Connect includes a fully integrated healthcare contact center, clinical alerting and alarm management solution, and a multi-device solution for care team communications. The first phase of the new platform has already been implemented by two customers, Peninsula Regional Medical Center and Vail Health. 32

What we hear Quality measures, changes in reimbursement, staff shortages and cybersecurity threats are making patient care delivery more challenging than ever to operating efficiently with staff satisfaction and greater productivity. Reduce IT burden and simplify software installs Provide greater scalability for large health systems and IDNs Expand offerings to include patient outreach Standards based EHR and HIE data interoperability Platform self-service

Roadmap 2018 2019 2020 2021 Foundation Productivity IDN Scale AI Analytics 1 2 3 4 • AWS Platform • Workflow Automation • Cloud Contact Center • Clinical Capacity • HIPAA Eligible • On-Call Scheduling • Cooperative Networks • Workflow Outcomes • Secure Messaging • Spok Console Integration • VOIP-Video Conferencing • Patient Affinity 34

Product release strategy Then: One release every 18 months Now: Three releases per year 2019 – R1 2019 – R2 2019 – R3 2020 – R1 HIMSS Summer Sales Connect HIMSS 35

2019 platform focus areas Cloud Mobile Clinical Interoperability architecture experience workflows and security 36

Sales Don Soucy EVP – Global Sales 37

Top sales growth initiatives Ready all customers for Care Connect Cloud Become a truly elite clinical sales team Expand reach with global channel partners Strategic Accounts Dominate wireless and create leverage 38

Canberra Hospital The Canberra Hospital is the largest public hospital in their region and provides care to more than 500,000 people through a range of services that include acute inpatient and day services, outpatient services, women’s and children’s services, pediatrics and pathology. Products: Console, Mobile, Messenger, CTRM, Test and Development Environments $1.0M+ in bookings First enterprise deal in Australia – will be the showcase site for APAC. Contracted for five years of maintenance 39

Sectra/New South Wales NSW Health had clearly articulated the need for a PACS/RIS and a shared platform with the ability to collaborate around medical images and information across its multiple Local Health Districts in NSW. The hospitals taking part manage a joint volume of around 3 million imaging exams per year for 10 Local Health Districts and NSW Pathology . Procurement of a consolidated medical image (PACS) and information (RIS) solution supports NSW Health’s aim to deliver world-class integrated clinical care. Products: Web, Mobile, Messenger, CTRM, and Test $1.0M+ in bookings Opportunity to make Spok Mobile and Messenger full Enterprise Contracted for 10 years of test results delivery for all sites NSW Health, Australia’s largest public health system, has contracted with Sectra for a large 40 enterprise imaging IT solution

NYU Langone Health

NYU Langone Health operates seven hospitals and is opening two more in Florida in 2019. Spok is currently installed at three sites: Tish Hospital, NYU Langone Orthopedic Hospital, and Winthrop. The current project consists of a CCS 1.9 (SmartSuite) upgrade at Tisch and will add four Console positions at NYU Brooklyn Hospital with Winthrop adding six SmartSuite consoles with this contract.

- Console Standardization Project
- Products: Console, Web, Mobile, Messenger
- $400K+ in bookings
- Opportunity to move Langone Orthopedic from IntelliSuite to SmartSuite and add console clients
- Opportunity to roll out Web and OnCall later this year


NYU Langone
MEDICAL CENTER
Main Lobby Entrance
550 First Avenue

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University of Utah The University of Utah Hospital is a research and teaching hospital on the campus of the University of Utah in Salt Lake City, Utah. It serves as a major regional referral center for Utah and its surrounding states. It is praised for their specialties of: cardiology, geriatrics, gynecology, pediatrics, rheumatology, pulmonology, neurology, oncology, orthopedics, and ophthalmology. 2,175 units deployed in March 2019 Leveraged sales relationship and alignment with Spōk Mobile influenced close All encrypted alphanumeric units Future business - 700-900 additional units in Q3 AMSI take-away (20+ years with AMSI) 42

Customer view Tim Tindle Chief Information Officer 43

Tim Tindle Chief Information Officer My background Why Spok? What’s ahead: A healthcare CIO’s perspective o Dominant themes o Communication, communication, communication o Technology, strategy, and partnerships 44

Dominant themes Optimization focus (Triple Aim) o Improving the patient experience of care (including quality and satisfaction o Improving the health of populations o Reducing the per capita cost of health care Tele-health / alternate care delivery models Patient engagement Predictive analytics (sepsis, readmissions, no show, etc.) Artificial intelligence

Communication, communication, communication Care Coordination Real- time hospital Social determinants Expanded EHR / healthcare of health interoperability 46

Technology strategy and partnerships App Stores / extending capabilities / opportunities Enterprise solutions partners vs to innovate departmental solutions o Enterprise Health Information System solution (EHRs: Epic, Cerner, Meditech, etc.) o Enterprise Resource Planning (ERP) solution (Oracle/PeopleSoft, SAP, Communications services Workday, etc.) suites (strategic partner vs. department solutions) Responsive to needs • Clinical and business o Keeping pace with regulatory requirements/best practices and solutions • Integrated with enterprise delivering needed capabilities systems • Workflow adaptable o Invest a lot of time with fewer partners to achieve best outcomes 47

Q & A 48

Thank you Making care collaboration easier. 49

Product demonstration Sarb Singh- Kaur VP Development 50

Reconciliation from net income (loss) to EBITDA as a percentage of total revenue(a) Reconciliation of net income (loss) to EBITDA 2015 2016 2017 2018 Q1-FY19 Net income (loss) $80,246 $13,979 $(15,306) $(1,479) $742 (Less) plus: income tax (benefit) expense (53,948) 8,992 26,865 (706) 586 (Less) plus: other (income) expense (1,182) (543) (134) 650 236 Less: interest income 16 275 719 1,638 449 Operating income (loss) 25,100 22,153 10,706 (3,173) 1,115 Plus: depreciation, amortization and accretion 13,970 12,963 11,624 10,769 2,359 EBITDA (as defined by the Company) $39,070 $35,116 $22,330 $7,596 $3,474 Total revenue $189,628 $179,561 $171,175 $169,474 $41,764 EBITDA $39,070 $35,116 $22,330 $7,596 $3,474 EBITDA as a percentage of total revenue 20.6% 19.6% 13.0% 4.5% 8.3% (a)EBITDA or earnings before interest, taxes, depreciation, amortization and accretion is a non-GAAP measure and is presented for analytical purposes only. Management and the Board of Directors rely on EBITDA for purposes of determining the Company’s capital allocation policies. 51